Exhibit 10.1

First Amendment to the 2015 Stock Awards Plan
Effective May 1, 2017

The undersigned, being all of the directors of Synalloy Corporation, a Delaware corporation (the Corporation), do hereby consent to and adopt the following First Amendment (the First Amendment) to the 2015 Stock Awards Plan (the Plan).

WHEREAS, the Corporation desires to amend the Plan based on the terms set forth in this First Amendment.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Board of Directors of the Corporation here by agrees as follows:

1. Amendments. Section 6.A of the Plan is hereby amended by placing the following sentence at the bottom of Section 6.A of the Plan:

"Notwithstanding the foregoing, the Committee shall have the authority, in its sole and absolute discretion, to establish and amend vesting schedules for stock awards made pursuant to this Plan."

2. Reaffirmation. The Plan shall remain otherwise in full force and effect and unchanged.

3. Counterparts. This First Amendment to the Plan may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which taken together as a single instrument.

[SIGNATURES APPEAR ON THE NEXT PAGE]

IN WITNESS WHEREOF, the members of the Board of Directors of Synalloy Corporation have duly executed this First Amendment to the Plan as of May 1, 2017.

_________________________
Murray H. Wright, Chair
_________________________
Craig C. Bram
_________________________
Anthony A. Callander
_________________________
Susan S. Gayner
_________________________
Henry L. Guy
_________________________
Amy J. Michtich
_________________________
James W. Terry, Jr.
_________________________
Vincent W. White

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